                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                      Ospraie Holding I, LP

Address:                                   437 Madison Avenue, 28th Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         08/07/19

Name:                                      Ospraie Management, Inc.

Address:                                   437 Madison Avenue, 28th Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         08/07/19